Exhibit 10.4

        MATERIAL TERMS AND CONDITIONS OF ADVANCES BY YOUNG AVIATION, LLC
                                TO JOEL A. YOUNG

Introduction:

     At various times prior to the acquisition by Datamill Media Corp. of Young Aviation, LLC, Young Aviation, LLC made various advances to Joel A. Young.

Balance of Advances to Joel A. Young:                $25,000.00

Interest Rate:                                       0%

Repayment Terms:                                     Payable on demand

Collateral:                                          None